UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2026

Date of report (Date of earliest event reported):

INVECH HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-25553	41-4348617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1603 Capitol Ave

Suite 413 PMB 1777

Cheyenne, WY 82001

(Address of Principal Executive Offices) (Zip Code)

(302) 553-5205

Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IVHI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT .

On March 3, 2026, the registrant, Invech Holdings, Inc., (the “Company” or “IVHI”) entered into an Asset Purchase Agreement (the “Agreement”) with Andrew Chase Cochran, (the “Seller”). As per the terms of the Agreement, the Seller sold a domain www.paragonrentals.ai and logo, code base, front end, backend, and admin panel (the “Property”) for a total purchase price of $450,000 USD. The Property is located at 5676 Violet Drive, Mount Olive, Alabama 35117. The Agreement was fully executed on March 3, 2026.

As a result of the Agreement, the Company entered into a Convertible Promissory Note (the “Note”) with Seller. As per the terms of the Note, the Company agreed to pay the Note in full by March 3, 2027.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Agreement and Note is incorporated by reference into this Item 2.01.

On March 3, 2026, the Company completed and closed the transaction with the Seller contemplated by the Agreement . As per the terms of the Agreement, the Seller sold the Property for a total purchase price of $450,000 USD. The Agreement was fully executed on March 3, 2026.

The Property is located at 5676 Violet Drive, Mount Olive, Alabama 35117. The Property is sold on an "as is" basis. The Seller makes no warranties, express or implied, except as specifically stated in the Agreement. Seller is in possession of the Property.

The foregoing information is a summary of the Agreement and the Note involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the Agreement and the Note, which are attached as exhibits to this Current Report on Form 8-K. Readers should review the Agreement and the Note for a complete understanding of the terms and conditions of the transaction described above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Exhibits.

	10.1	Asset Purchase Agreement between Invech Holdings, Inc. and Andrew Chase Cochran, dated March 3, 2026

	10.2	Convertible Promissory Note between Invech Holdings, Inc. and Andrew Chase Cochran dated March 3, 2026

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invech Holdings, Inc.

Date: March 4, 2026

By: /s/ Alexander M. Woods-Leo

Name: Alexander M. Woods-Leo

Title: CEO

3